Rule 497(e)

File Nos. 33-28889 and 811-05817

Supplement dated December 8, 2005

To the Prospectus for the

VARIFUND®

Flexible Premium Variable Deferred Annuity

Dated May 1, 2003

Issued Through

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF AMERICA

Recently, the Board of Trustees of Levco Series Trust (the “Board”) approved the liquidation of the Levco Equity Value Fund (the “Fund”). The liquidation of the Fund as approved by the Board is scheduled for February 6, 2006, or as soon thereafter as certain conditions as set forth by the Board are satisfied (the “Liquidation Date”).

As a result of this liquidation of the Fund, the Fund is closed to new Contributions and incoming Transfers; any orders for the purchase of or exchange into the Fund are not accepted. All other Portfolios are unaffected by the recent action of the Board and will continue to remain available as Sub-Account investment options after the Liquidation Date.

Any Policyholder with assets invested in the Fund should contact an annuity account representative immediately to make alternate arrangements prior to the Liquidation Date. If you fail to make alternate arrangements by the Liquidation Date, assets invested in the Fund will be directed to the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account.

You may elect to Transfer your contract value in the Fund before the Liquidation Date by calling an annuity account representative at 1-800-905-1959, option #2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch Voice Response System at 1-800-905-1959, option #1, to elect a transfer from the Fund to another portfolio Sub-Account or the website at www.FASCorp.com/CanadaLife.

Any Transfer from the Fund into the Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you do not elect to Transfer your contract value out of the Fund as of the Liquidation Date, your contract value invested in the Fund will be automatically Transferred to the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

Please keep this Supplement for future reference.